United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

 (Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878

Date of fiscal year end:   12/31

Date of reporting period: 06/30/09

Form N-CSR is to be used by management investment companies to file reports with  the Commission not later than 10 days after the transmission to stockholders of  any report that is required to be transmitted to stockholders under Rule 30e-1  under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may  use the information provided on Form N-CSR in its regulatory, disclosure review,  inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not  required to respond to the collection of information contained in Form N-CSR  unless the Form displays a currently valid Office of Management and Budget  ("OMB") control number. Please direct comments concerning the accuracy of the  information collection burden estimate and any suggestions for reducing the  burden to Secretary, Securities and Exchange Commission, 100 F Street, NE,  Washington, DC 20549-0609. The OMB has reviewed this collection of information  under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Westport Select Cap Fund
Westport Fund

Semi-Annual Report
June 30, 2009
(Unaudited)

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– June 30, 2009
Fund or Index	Six Months	One Year	Five Years#	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii Russell 2000® Indexiv	8.03% 2.64%	-26.10% -25.01%	0.36% -1.71%	5.13% 2.38%	7.78% 2.63%
Westport Fund – Class Riii Russell Midcap® Indexiv	7.91% 9.96%	-25.75% -30.36%	3.88% -0.11%	6.45% 3.15%	8.36% 4.49%

As set forth in the Funds’ prospectus dated May 1, 2009, the actual Total Annual Fund Operating Expenses for Class R shares of each of the Westport Select Cap Fund and the Westport Fund was 1.37%  at December 31, 2008.  Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees.  During the fiscal year ended December 31, 2008, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.16% and 0.12% respectively.  Please see the Funds’ Financial Highlights on pages 20 and 22  for the actual Total Fund Operating Expenses paid for the six-month period ended June 30, 2009.  Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages.  Performance data quoted represents past performance; past performance is not indicative of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997.

ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998.  For the total return and other information relating to Class I shares, see the Financial Highlights on page 21.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001.  For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 23.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® (an index of the 1,000 largest companies in the Russell 3000® Index representing approximately 90% of the U.S. market).  The Russell 2000® Index,  representing approximately 10% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. market).  You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	July 11, 2009

Dear Fellow Shareholder:

The current economic downturn has often been compared to the Great Depression since both included the failure of important financial institutions as well as a sharp economic contraction.  Aggregate stock market capitalization reflects the value of our economy’s productive assets, and the severity of a stock market decline is an indicator of the depth of the associated economic dislocation.  Stock market performance using the Standard & Poor’s 500® Index (“Index”) as a gauge fell from its all-time high on October 9, 2007 to a multi-year low on March 9, 2009 – a decline totaling 57% in seventeen months.  Starting in 1929, the Index fell 56% in fifteen months from its high on September 16, 1929, then rallied for a few months before resuming its decline, which in total approached 90% at the 1932 low.  Federal Reserve (“Fed”) Chairman Ben Bernanke, as an academic, extensively studied the financial and economic calamity of the 1930’s.  Based on the Fed’s performance since the first half of 2008, lessons learned from the mistakes of the central bank and the Federal government during that period have fostered very different responses in the current crisis.  The Fed has maintained money supply growth, used special emergency programs to provide liquidity to the financial system and, with the Treasury, maintained solvency at critical financial institutions.  Even though a number of large financial institutions were lost in late 2008, the Fed’s actions along with capital injections from the Federal government’s Troubled Asset Relief Program (TARP) prevented the financial system’s collapse and stemmed the tide of failures.  As a result, the economic decline flattened out and the Index appreciated 36% from its March 9, 2009 closing low to the end of the second quarter, sharply and positively deviating from the Index’s path in 1931.

Although substantial economic problems remain, significant progress has been made and the short term economic outlook has improved. Economists now estimate that GDP growth will be no worse than -2% for the second quarter of 2009, and may be flat in contrast to sharp declines in the previous two quarters. The Federal government has aggressively increased its spending to partially replace consumer demand lost to rising unemployment and the effect of decreased wealth.  Housing affordability has increased dramatically to levels not seen in years because of lower mortgage interest rates and increased foreclosures pressuring prices.  Taken together the Fed’s emergency lending and guarantee programs have stabilized the financial system, helped preserve key banks and supported housing, but they are not without consequence.  The extremely large and rapid increase in the assets on the Fed’s balance sheet raises the risk of heightened inflation expectations.

Good businesses generally share the characteristics of competitive insulation, free cash flow generation and modest financial leverage.  Our portfolio management for the Westport Select Cap Fund and the Westport Fund emphasizes these characteristics, and holding good businesses enables a long term investment horizon reducing the need to react to market volatility.  In the first half of 2009 where pronounced market weakness was followed by a strong rally, the Westport Select Cap Fund exceeded the return of its benchmark, the Russell 2000® Index, by 5.4 percentage points. Since its inception 11 ½ years ago the Westport Select Cap Fund’s average annual return has exceeded that of its benchmark by 5.1 percentage points.  The return for the Westport Fund for the first half of 2009 trailed that of its benchmark, the Russell Midcap® Index, by 2.1 percentage points.  Even though the Fund’s cash position decreased from 22% to 9.9% during the sharp second quarter rally, it still reduced the Fund’s performance by about 3 percentage points.  Since inception 11 ½ years ago, the Westport Fund’s average annual return has exceeded that of its benchmark by 3.9 percentage points.  Lipper Inc. classifies the Westport Fund as a multi-cap core fund, where portfolio holdings include companies from all three market capitalization categories - small, medium and large.  The return for the Westport Fund trailed the Lipper Multi-Cap Core Indexv by 1.3 percentage points for the first half of 2009, but since inception the Westport Fund’s returns have exceeded those of the Lipper Multi-Cap Core Index by 6.5 percentage points annually.   However, historical returns do not guarantee future performance.

Outlook

The near meltdown of the U.S. financial system in late 2008 was an exceptionally dangerous situation, with losses on mortgages, mortgage backed securities and their derivatives spreading rapidly, causing the failure of a number of large and highly leveraged financial intermediaries.  Only the Federal government had sufficient resources to maintain the stability of the financial system in these circumstances.  Given the magnitude of potential damage to the real economy, massive monetary and fiscal policy initiatives by the Federal government were aggressively undertaken.

As this crisis unfolded, the Fed quickly undertook an unprecedented loosening of monetary policy, lowering short term fed funds rates to nearly zero and providing defacto credit insurance to many sectors of the financial system.  These actions doubled the size of the Fed’s balance sheet to $2 trillion during the fourth quarter of 2008.  Over the long term the Fed’s balance sheet, monetary base and money supply should grow slightly faster than nominal GDP.   The $1 trillion increase in one quarter is enough money to support 5% per annum nominal GDP growth for more than 10 years.  A number of years ago Milton Friedman provided a warning: “inflation is always and everywhere a monetary phenomenon”i - excess assets at a central bank are the foundation for future inflation.  At present, while the current domestic economic environment is weak, the immediate threat of inflation is small.  In the longer run a weak economy is not an adequate offset because a central bank can foster inflation even in a declining economic environment with sufficient purchases or monetization of government debt.   The good news is that the assets supporting the Fed’s successful intervention last year are running off as its emergency programs are winding down.  However, the Fed announced at the March meeting of the Federal Open Market Committee that it was launching a new program to support housing prices by reducing mortgage interest rates.  Under the program the Fed committed to purchase $1.45 trillion of Government Sponsored Enterprise (GSE) mortgage backed securities and debt and $300 billion of long term Treasury securities.  This program has offset the run off, maintaining the size of the Fed’s balance sheet at $2 trillion, and is likely more permanent than the previous emergency initiatives as it supports the politically sensitive housing industry.  The Fed has the tools to restore its balance sheet to a “normal” size if it is allowed to act without interference.

Fiscal policy has also become far more aggressive in recent quarters. The $700 billion TARP program passed by Congress in late 2008 was essential to stabilizing a financial system in great jeopardy by replenishing bank capital. After the Obama administration took office in January 2009, a fiscal 2009 budget was passed with a large imbedded deficit and a $787 billion stimulus plan followed. Collectively these actions create a budget deficit for fiscal 2009 estimated at nearly $1.8 trillion.  In addition, new initiatives from the Obama administration including a national health care plan, financial system reregulation and a national energy plan featuring a large tax to reduce carbon dioxide emissions, if enacted, will impact a large portion of the nation’s economic activity and are likely, in the aggregate, to further increase the Federal budget deficit and reduce economic growth. Raising Federal taxes to help pay for these programs would be harmful to an economy trying to emerge from a recession that has already lasted 19 months.  Relying on the Fed to purchase government debt to help fund the budget deficit would increase inflation expectations and place upward pressure on interest rates.  A lower risk strategy would be to defer these initiatives until the economy has healed.

The equity market has enjoyed a strong rally since early March with support from company earnings that have been surprisingly good.  Although these earnings in the aggregate are substantially less than those in the prior year, they have exceeded Wall Street expectations and are a direct result of aggressive cost cutting. The rally has also been supported by near zero interest rates on secure short term debt making this alternative investment unattractive. Revenue growth for corporations is needed if positive earnings comparisons are to support valuations and provide a base for further market appreciation.

In summary, the odds of a collapse of the US or international financial system have been markedly reduced by prompt and aggressive action by the Treasury, the Fed and the fiscal and monetary authorities in a number of other countries. Added support for economic growth will arrive with the disbursement of funds from the stimulus program and a rise in U.S. exports as the economies of our trading partners grow at faster rates than our domestic economy.  These supports, along with inventory replenishment, should result in positive real GDP during the second half of 2009.  It is reasonable to expect that the financial markets will continue to anticipate improvement in the economy.  Beyond the near term, monetary and fiscal policy imbalances need to be addressed by the Federal government or further dislocations are likely.  There have been a number of surprises in this “Great Recession” and more are likely as the recovery evolves.

We appreciate the support of our shareholders as we attempt to exploit opportunities that arise in this volatile but improved environment.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

[i]	A Monetary History of The United States, 1867-1960 by Milton Friedman and Anna J. Schwartz (Princeton University Press, 1963)

WESTPORT SELECT CAP FUND PORTFOLIO SUMMARY June 30, 2009

Portfolio Comments

The equity market continued its sharp decline in the first two months of 2009 as investors feared additional large financial institutions would fail or be nationalized by the government. When this scenario did not unfold, equity markets rallied strongly in March and continued to appreciate through the second quarter. In this volatile environment, the Westport Select Cap Fund outperformed its benchmark the Russell 2000® Index by 5.4 percentage points in the first half of 2009.

The best performing industry group within the Fund for the half was Consumer Products and Services and the best performing company in this group was Ruby Tuesday, Inc. (casual dining). As it successfully adjusted its operations and menus to counter the effects of reduced consumer spending and increased oil prices on driving, its share price more than tripled during the first half.  Big Lots Inc. (closeout retailer) and Del Monte Foods Company (fruits, vegetables and pet foods), also in this industry group, returned 45% and 31% in the half, respectively.  The two companies benefitted from changing consumer behavior – consumers trading down in search of value priced household goods and more meals at home. The other strongly performing industry group in the first half was Healthcare Products and Services.   Universal Health Services, Inc. (acute care hospitals and behavioral health centers) provided 2.4 percentage points of positive performance to the Fund on appreciation of 30%. Psychiatric Solutions, Inc. (psychiatric health care) is a new addition to the portfolio and appreciated 24% from the date it was first added to the portfolio through June 30, 2009. The other significant gainer in the first half was Baldor Electric Company (electric industrial motors) with over 33% stock price appreciation. Baldor added significant financial leverage when it acquired Reliance Electric Company two years ago, and its shares appreciated as the risk of a serious financial problem from the leverage declined as the risk of a financial system failure dissipated.

The company with the largest negative influence on the Westport Select Cap Fund’s performance in the half was DeVry, Inc., whose share price declined 13%, reducing the Fund’s performance by nearly 1.5 percentage points. This company was one of the best performers in the portfolio in 2008 when it  appreciated approximately 11% for the full year while the Russell 2000® Index returned -34%. The share price decline in 2009 is not a result of disappointing financial results, which have in fact been superior to Wall Street estimates, but can be attributed to concern among investors that the Obama administration will restructure the various financial support programs many students use to attend for-profit schools such as DeVry, Inc. and ITT Educational Services, Inc. The Obama administration has indicated that they are examining the value received for the Federal monies used for post secondary education, but to date no legislation has been proposed that would negatively impact these companies. The other industry group providing a negative contribution in the first half was Oil and Gas Producers. The overall return for this group was just slightly negative.  As oil prices rebounded through the first half, the share price for Plains Exploration and Production Company, which is primarily an oil producer, provided appreciation of nearly 18%, while Forest Oil Corp., which despite its name, is substantially a natural gas producer, saw a share price decline of about 9.5%.  Natural gas prices have continued to slide as new supplies from shale formations and reduced demand from industrial users combined to create excess supply.  This price divergence is likely to remain for some time.i

[i]
References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2009

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	8.03%	-26.10%	0.36%	5.13%	7.78%
Russell 2000® Index	2.64%	-25.01%	-1.71%	2.38%	2.63%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

[i]
The table above represents the performance of the Class R shares only.  Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes.  The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998.  For the total return and other information relating to Class I shares, see the Financial Highlights on page 21.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2009 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Services	18.8
Industrial Specialty Products	15.3
Consumer Products & Services	13.0
Health Care Products & Services	11.4
Insurance	9.8
Business Products & Services	8.9
Oil & Gas Producers	5.8
Publishing	3.0
Capital Goods	2.9
Security Products & Services	2.6
Other Holdings	4.4
Cash & Cash Equivalents	4.1
Total	100.0

WESTPORT FUND PORTFOLIO SUMMARY June 30, 2009

Portfolio Comments

The New Year opened with significant equity market declines in the first two months.  When it became clear that the financial system would not suffer a “melt down,” the stock market rallied, lifting the Westport Fund and its benchmark, the Russell Midcap® Index, sharply higher in March, with gains continuing through the second quarter. The Westport Fund’s performance in the first half of 2009 trailed that of its benchmark by approximately 2 percentage points.  The Fund’s large cash position held back performance by 3 percentage points in the second quarter, accounting for all of the first half underperformance.  New portfolio holdings and additions to existing holdings reduced the cash position to less than 10% by mid year.

The only industry group to record a meaningful loss in the first half was Banks & Thrifts, subtracting 0.5 percentage points from performance.  This occurred even though State Street Corp. (custodial and investment management services) logged price appreciation of 20% in the first half.  The best performing industry group in the first half was Consumer Products & Services, with American Eagle Outfitters, Inc. (casual apparel) providing the best return of 53%.  Del Monte Foods Company (fruits, vegetables and pet foods) and Dr. Pepper Snapple Group, Inc. (soft drinks, teas and juices) both saw their stock price increase over 30% and combined to add over 1 percentage point to the Westport Fund’s performance in the half.  The second best performing industry group in the half was Industrial Specialty Products with members Amphenol Corp. (connectors), Texas Instruments, Inc. (semi-conductors) and Charles River Laboratories International, Inc. (research models for drug evaluation), each providing stock price appreciation approximating 30%.  The Fund’s holdings in Business Products & Services provided mixed results in the first half.   CA, Inc. (enterprise IT management) and CACI International, Inc. (IT services for the Federal government) recorded small losses.  In contrast, Teradata Corp. (data warehousing) recorded appreciation of 58% in the first half.  Baldor Electric Company (electric industrial motors) saw its stock price appreciate more than 33% in the first half as investors discounted the risk of a serious financial problem for the company from significant debt incurred to aquire Reliance Electric Company as the risk of a financial system failure receded.i

[i]
References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2009

Fund or Index	Six Months	One Year	Five Yearsii	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	7.91%	-25.75%	3.88%	6.45%	8.36%
Russell Midcap® Index	9.96%	-30.36%	-0.11%	3.15%	4.49%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

[i]
The table above represents the performance of the Class R shares only.  Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes.  The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Class I shares of the Westport Fund commenced operations on February 9, 2001.  For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 23.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

 Representation of Portfolio Holdings
June 30, 2009 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	14.9
Business Products & Services	14.2
Oil & Gas Producers	13.2
Chemicals	11.7
Consumer Products & Services	8.4
Health Care Products & Services	5.9
Medical Products & Services	5.9
Insurance	4.9
Banks & Thrifts	4.4
Capital Goods	2.3
Other Holdings	4.3
Cash & Cash Equivalents	9.9
Total	100.0

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)
		Market
COMMON STOCKS — 95.8%	Shares	Value

Aircraft Maintenance & Services — 0.7%
AAR Corp.(a)	291,522	$4,678,928

Banks & Thrifts — 0.2%
Sterling Financial Corp.	275,000	800,250
The South Financial Group, Inc.	660,700	786,233
		1,586,483
Business Products & Services — 8.9%
Arbitron, Inc.	677,753	10,769,495
CACI International, Inc.(a)	185,900	7,939,789
IMS Health, Inc.	450,000	5,715,000
Perot Systems Corp. - Class A(a)	925,000	13,255,250
Synopsys, Inc.(a)	1,063,892	20,756,533
		58,436,067
Capital Goods — 2.9%
Baldor Electric Company	804,002	19,127,208

Communications Equipment & Services — 0.8%
General Communication, Inc. - Class A(a)	739,450	5,124,388

Consumer Products & Services — 13.0%
Big Lots, Inc.(a)	1,313,056	27,613,568
Darden Restaurants, Inc.	733,000	24,174,340
Del Monte Foods Company	2,235,154	20,965,745
Orient-Express Hotels Ltd. - Class A	579,100	4,916,559
Ruby Tuesday, Inc.(a)	573,896	3,822,147
Saks, Inc.(a)	912,600	4,042,818
		85,535,177
Engineering & Consulting — 1.0%
KBR, Inc.	375,586	6,925,806

Health Care Products & Services — 11.4%
CVS/Caremark Corp.	560,000	17,847,200
Psychiatric Solutions, Inc.(a)	402,000	9,141,480
Universal Health Services, Inc. - Class B	985,200	48,127,020
		75,115,700
Industrial Services — 18.8%
DeVry, Inc.	1,275,000	63,801,000
ITT Educational Services, Inc.(a)	596,000	59,993,360
		123,794,360

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (CONTINUED) June 30, 2009 (Unaudited)
		Market
COMMON STOCKS — 95.8% (Continued)	Shares	Value

Industrial Specialty Products — 15.3%
Charles River Laboratories International, Inc.(a)	701,300	$23,668,875
EMS Technologies, Inc.(a)	252,613	5,279,612
IPG Photonics Corp.(a)	554,786	6,086,003
Precision Castparts Corp.	642,500	46,921,775
QLogic Corp.(a)	678,209	8,599,690
Rogers Corp.(a)	164,800	3,333,904
Thermo Fisher Scientific, Inc.(a)	176,251	7,185,753
		101,075,612
Insurance — 9.8%
Arthur J. Gallagher & Company	673,817	14,379,255
Brown & Brown, Inc.	778,614	15,517,777
Willis Group Holdings Ltd.	1,355,900	34,887,307
		64,784,339
Medical Products & Services — 1.2%
Kinetic Concepts, Inc.(a)	300,250	8,181,812

Oil & Gas Producers — 5.8%
Energy Partners Ltd.(a)	744,637	230,838
Forest Oil Corp.(a)	905,558	13,510,925
Plains Exploration & Production Company(a)	800,003	21,888,082
Stone Energy Corp.(a)	374,000	2,775,080
		38,404,925
Publishing — 3.0%
John Wiley & Sons, Inc.	590,330	19,628,472

Real Estate & Construction — 0.4%
Forestar Group, Inc.(a)	239,096	2,840,460

Security Products & Services — 2.6%
Checkpoint Systems, Inc.(a)	1,073,637	16,845,365

TOTAL COMMON STOCKS
(Cost $497,448,198)		$632,085,102

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (CONTINUED) June 30, 2009 (Unaudited)
		Market
CONVERTIBLE PREFERRED STOCKS — 0.1%	Shares	Value

The South Financial Group, Inc.*	1,922	$341,309
The South Financial Group, Inc.*	578	102,641

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,500,000)		$443,950

		Market
MONEY MARKETS — 4.1%	Shares	Value

Federated U.S. Treasury Cash Reserve Fund	27,027,712	$27,027,712

TOTAL MONEY MARKETS
(Cost $27,027,712)		$27,027,712

TOTAL INVESTMENT SECURITIES — 100.0%
(Cost $526,975,910)		$659,556,764

OTHER ASSETS AND LIABILITIES — 0.0%		169,572

NET ASSETS — 100.0%		$659,726,336

(a)	Non-income producing security.

*	Denotes an inactively traded security. These securities amounted to 0.1% of net assets as of June 30, 2009.

 See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)
		Market
COMMON STOCKS — 90.1%	Shares	Value

Banks & Thrifts — 4.4%
Cullen/Frost Bankers, Inc.	60,000	$2,767,200
State Street Corp.	62,500	2,950,000
SunTrust Banks, Inc.	10,000	164,500
WSFS Financial Corp.	48,546	1,325,791
		7,207,491
Broadcasting/Cable TV/Advertising — 0.7%
Interpublic Group of Companies, Inc.(a)	215,000	1,085,750

Business Products & Services — 14.2%
CA, Inc.	230,000	4,008,900
CACI International, Inc.(a)	35,000	1,494,850
Diebold, Inc.	58,500	1,542,060
Lender Processing Services, Inc.	110,000	3,054,700
Parametric Technology Corp.(a)	275,000	3,214,750
Synopsys, Inc.(a)	379,100	7,396,241
Teradata Corp.(a)	99,200	2,324,256
		23,035,757
Capital Goods — 2.3%
Baldor Electric Company	160,000	3,806,400

Chemicals — 11.7%
Air Products and Chemicals, Inc.	77,500	5,005,725
FMC Corp.	152,500	7,213,250
Praxair, Inc.	95,000	6,751,650
		18,970,625
Consumer Products & Services — 8.4%
American Eagle Outfitters, Inc.	40,000	566,800
Del Monte Foods Company	225,000	2,110,500
Dr. Pepper Snapple Group, Inc.(a)	267,500	5,668,325
McCormick & Company, Inc.	160,000	5,204,800
		13,550,425
Engineering & Consulting — 1.3%
Chicago Bridge & Iron Company N.V.	170,800	2,117,920

Health Care Products & Services — 5.9%
CVS/Caremark Corp.	147,090	4,687,758
Laboratory Corporation of America Holdings(a)	57,500	3,897,925
Universal Health Services, Inc. - Class B	20,000	977,000
		9,562,683

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (CONTINUED) June 30, 2009 (Unaudited)
		Market
COMMON STOCKS — 90.1% (Continued)	Shares	Value

Industrial Specialty Products — 14.9%
Amphenol Corp.	137,500	$4,350,500
Charles River Laboratories International, Inc.(a)	125,000	4,218,750
FEI Company(a)	39,000	893,100
International Rectifier Corp.(a)	62,000	918,220
Pall Corp.	177,500	4,714,400
Precision Castparts Corp.	106,082	7,747,169
Texas Instruments, Inc.	65,064	1,385,863
		24,228,002
Insurance — 4.9%
Brown & Brown, Inc.	200,000	3,986,000
Willis Group Holdings Ltd.	155,000	3,988,150

		7,974,150
Medical Products & Services — 5.9%
Abbott Laboratories	67,500	3,175,200
Kinetic Concepts, Inc.(a)	32,500	885,625
Varian Medical Systems, Inc.(a)	157,500	5,534,550
		9,595,375
Miscellaneous — 0.8%
iShares Russell Midcap Index Fund	19,500	1,278,030

Oil & Gas Producers — 13.2%
Anadarko Petroleum Corp.	157,500	7,148,925
EOG Resources, Inc.	111,800	7,593,456
Forest Oil Corp.(a)	122,500	1,827,700
Plains Exploration & Production Company(a)	130,824	3,579,345
Stone Energy Corp.(a)	162,541	1,206,054
		21,355,480
Transportation — 1.5%
FedEx Corp.	42,500	2,363,850

TOTAL COMMON STOCKS
(Cost $156,082,585)		$146,131,938

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (CONTINUED) June 30, 2009 (Unaudited)
		Market
MONEY MARKETS — 9.5%	Shares	Value

Federated U.S. Treasury Cash Reserve Fund	15,410,706	$15,410,706

TOTAL MONEY MARKETS
(Cost $15,410,706)		$15,410,706

TOTAL INVESTMENT SECURITIES — 99.6%
(Cost $171,493,291)		$161,542,644

OTHER ASSETS AND LIABILITIES — 0.4%		670,706

NET ASSETS — 100.0%		$162,213,350

(a)	Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2009 (Unaudited)
	Westport
	Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$526,975,910	$171,493,291
At market value (Note 2)	$659,556,764	$161,542,644
Dividends and interest receivable	756,884	101,550
Receivable for capital shares sold	777,541	686,750
Receivable for securities sold	—	290,020
Other assets	61,386	37,945
TOTAL ASSETS	661,152,575	162,658,909

LIABILITIES
Payable for capital shares redeemed	475,278	21,522
Payable for securities purchased	—	158,419
Payable to Adviser (Note 4)	550,193	119,299
Other accrued expenses and liabilities	400,768	146,319
TOTAL LIABILITIES	1,426,239	445,559

NET ASSETS	$659,726,336	$162,213,350

Net assets consist of:
Paid-in capital	$537,107,396	$173,422,418
Undistributed net investment loss	(1,090,059)	(194,966)
Accumulated net realized loss from security transactions	(8,871,855)	(1,063,455)
Net unrealized appreciation/depreciation on investments	132,580,854	(9,950,647)
Net assets	$659,726,336	$162,213,350

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$272,472,118	$137,079,276
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	16,064,655	8,661,992
Net asset value, offering price and redemption price per share (Note 2)	$16.96	$15.83

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$387,254,218	$25,134,074

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	22,287,646	1,592,276

Net asset value, offering price and redemption price per share (Note 2)	$17.38	$15.78

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Period Ended June 30, 2009 (Unaudited)
	Westport
	Select Cap	Westport
	Fund	Fund
INVESTMENT INCOME
Dividends	$2,825,470	$636,675
Interest	84,389	17,827

TOTAL INVESTMENT INCOME	2,909,859	654,502

EXPENSES
Investment advisory fees (Note 4)	3,151,509	570,452
Shareholder servicing fees, Class R (Note 4)	213,751	46,732
Transfer agent fees, Class R (Note 4)	190,739	46,312
Administration and accounting services fees (Note 4)	129,269	28,027
Transfer agent fees, Class I (Note 4)	86,094	1,914
Shareholder reporting costs	61,441	6,108
Professional fees	57,099	38,621
Insurance expense	19,769	3,489
Compliance fees and expenses	18,582	8,547
Registration fees, Class R	17,423	13,613
Trustees' fees and expenses	15,868	15,868
Custodian fees	13,909	2,415
Registration fees, Class I	12,147	7,830
Other expenses	12,318	59,540
TOTAL EXPENSES	3,999,918	849,468

NET INVESTMENT LOSS	(1,090,059)	(194,966)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss from security transactions	(3,159,016)	(1,052,891)
Net change in unrealized appreciation/depreciation on investments	49,689,887	11,729,033
NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS	46,530,871	10,676,142

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$45,440,812	$10,481,176

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Westport Select Cap Fund		Westport Fund

	For the Period		For the Period
	Ended	For the Year	Ended	For the Year
	June 30,	Ended	June 30,	Ended
	2009	December 31,	2009	December 31,
	(Unaudited)	2008	(Unaudited)	2008
FROM OPERATIONS:
Net investment loss	$(1,090,059)	$(4,223,488)	$(194,966)	$(316,182)
Net realized gains (losses) from security transactions	(3,159,016)	(5,650,699)	(1,052,891)	342,569
Net change in unrealized appreciation/depreciation on investments	49,689,887	(321,565,847)	11,729,033	(41,466,056)
Net increase (decrease) in net assets from operations	45,440,812	(331,440,034)	10,481,176	(41,439,669)

DISTRIBUTIONS TO SHAREHOLDERS:
From investment income, Class R	—	—	—	(6,929)
From investment income, Class I	—	—	—	(1,246)
From realized gains, Class R	—	—	—	(290,427)
From realized gains, Class I	—	—	—	(52,208)
Decrease in net assets from distributions to shareholders	—	—	—	(350,810)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	58,586,991	187,815,052	56,281,262	134,033,433
Reinvested Dividends	—	—	—	288,295
Payments for shares redeemed	(103,574,518)	(176,519,674)	(20,518,666)	(47,090,288)
Net increase (decrease) in net assets from
Class R share transactions	(44,987,527)	11,295,378	35,762,596	87,231,440

CLASS I
Proceeds from shares sold	67,858,922	142,059,319	10,255,687	5,409,482
Reinvested Dividends	—	—	—	42,077
Payments for shares redeemed	(56,784,134)	(124,244,383)	(3,304,680)	(433,582)
Net increase (decrease) in net assets from
Class I share transactions	11,074,788	17,814,936	6,951,007	5,017,977

Net increase (decrease) in net assets from capital share transactions	(33,912,739)	29,110,314	42,713,603	92,249,417

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,528,073	(302,329,720)	53,194,779	50,458,938

NET ASSETS:
Beginning of year	648,198,263	950,527,983	109,018,571	58,559,633
End of period	$659,726,336	$648,198,263	$162,213,350	$109,018,571

ACCUMULATED NET INVESTMENT LOSS	$(1,090,059)	$0	$(194,966)	$0

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six
	Months Ended		For the Year	For the Year	For the Year	For the Year	For the Year
	June 30,		Ended	Ended	Ended	Ended	Ended
	2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net asset value at beginning of period	$15.70		$23.31	$24.56	$24.16	$24.06	$21.79

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.13)	0.11	0.01	(0.18)	(0.16)
Net realized and unrealized gains (losses) on investments	1.30		(7.48)	1.47	3.00	2.27	2.43
Total from investment operations	1.26		(7.61)	1.58	3.01	2.09	2.27

Less distributions:
From net investment income	—		—	(0.14)	(0.01)	—	—
From net realized gains	—		—	(2.69)	(2.59)	(1.99)	—
From return of capital	—		—	—	(0.01)	—	—
Total distributions	—		—	(2.83)	(2.61)	(1.99)	—

Net asset value at end of period	$16.96		$15.70	$23.31	$24.56	$24.16	$24.06

Total Return	8.03	%(A)	(32.65%)	6.38%	12.41%	8.63%	10.42%

Net assets at end of period (000's)	$272,472		$301,444	$444,327	$439,959	$440,811	$466,753

Ratio of net expenses to average net assets	1.40	%(B)	1.37%	1.33%	1.32%	1.31%	1.35%

Ratio of net investment income (loss) to average net assets	(0.49	%)(B)	(0.60%)	0.41%	0.02%	(0.74%)	(0.70%)

Portfolio turnover rate	5	%(A)	4%	6%	7%	2%	9%

(A)	Not Annualized
(B)	Annualized

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six
	Months Ended		For the Year	For the Year	For the Year	For the Year	For the Year
	June 30,		Ended	Ended	Ended	Ended	Ended
	2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net asset value at beginning of period	$16.07		$23.80	$24.97	$24.52	$24.34	$21.99

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.08)	0.18	0.04	(0.12)	(0.12)
Net realized and unrealized gains (losses) on investments	1.33		(7.65)	1.50	3.07	2.29	2.47
Total from investment operations	1.31		(7.73)	1.68	3.11	2.17	2.35

Less distributions:
From net investment income	—		—	(0.16)	(0.04)	—	—
From net realized gains	—		—	(2.69)	(2.59)	(1.99)	—
From return of capital	—		—	—	(0.03)	—	—
Total distributions	—		—	(2.85)	(2.66)	(1.99)	—

Net asset value at end of period	$17.38		$16.07	$23.80	$24.97	$24.52	$24.34

Total Return	8.15	%(A)	(32.48%)	6.68%	12.69%	8.86%	10.69%

Net assets at end of period (000's)	$387,254		$346,754	$506,201	$579,405	$808,546	$883,635

Ratio of net expenses to average net assets	1.17	%(B)	1.15%	1.11%	1.09%	1.09%	1.09%

Ratio of net investment income (loss) to average net assets	(0.24	%)(B)	(0.38%)	0.62%	0.13%	(0.49%)	(0.44%)

Portfolio turnover rate	5	%(A)	4%	6%	7%	2%	9%

(A)	Not Annualized

(B)	Annualized

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six
	Months Ended		For the Year	For the Year	For the Year	For the Year	For the Year
	June 30,		Ended	Ended	Ended	Ended	Ended
	2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net asset value at beginning of period	$14.67		$21.11	$19.21	$18.87	$18.05	$15.64

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	0.04	(0.16)	(0.13)	(0.14)
Net realized and unrealized gains (losses) on investments	1.18		(6.35)	2.60	2.67	2.23	2.78
Total from investment operations	1.16		(6.39)	2.64	2.51	2.10	2.64

Less distributions:
From net investment income	—		—	(0.04)	—	—	—
From net realized gains	—		(0.05)	(0.70)	(2.17)	(1.28)	(0.23)
Total distributions	—		(0.05)	(0.74)	(2.17)	(1.28)	(0.23)

Net asset value at end of period	$15.83		$14.67	$21.11	$19.21	$18.87	$18.05

Total Return	7.91	%(A)	(30.28%)	13.71%	13.27%	11.62%	16.85%

Net assets at end of period (000's)	$137,079		$92,583	$41,975	$34,879	$51,843	$26,827

Ratio of net expenses to average net assets	1.35	%(B)	1.37%	1.49%	1.49%	1.45%	1.50%

Ratio of gross expenses to average net assets(C)	1.35	%(B)	1.37%	1.49%	1.49%	1.45%	1.83%

Ratio of net investment income (loss) to average net assets	(0.32	%)(B)	(0.35%)	0.21%	(0.67%)	(0.63%)	(0.82%)

Portfolio turnover rate	6	%(A)	3%	9%	1%	45%	30%

(A)	Not Annualized

(B)	Annualized

(C)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six
	Months Ended		For the Year	For the Year	For the Year	For the Year	For the Year
	June 30,		Ended	Ended	Ended	Ended	Ended
	2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net asset value at beginning of period	$14.63		$21.03	$19.14	$18.80	$17.98	$15.59

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	0.04	(0.10)	(0.13)	(0.10)
Net realized and unrealized gains (losses) on investments	1.17		(6.31)	2.59	2.61	2.23	2.72
Total from investment operations	1.15		(6.35)	2.63	2.51	2.10	2.62

Less distributions:
From net investment income	—		—	(0.04)	—	—	—
From net realized gains	—		(0.05)	(0.70)	(2.17)	(1.28)	(0.23)
Total distributions	—		(0.05)	(0.74)	(2.17)	(1.28)	(0.23)

Net asset value at end of period	$15.78		$14.63	$21.03	$19.14	$18.80	$17.98

Total Return	7.86	%(A)	(30.20%)	13.73%	13.32%	11.67%	16.78%

Net assets at end of period (000's)	$25,134		$16,436	$16,585	$13,570	$9,938	$9,862

Ratio of net expenses to average net assets	1.27	%(B)	1.29%	1.48%	1.45%	1.47%	1.50%

Ratio of gross expenses to average net assets(C)	1.27	%(B)	1.29%	1.48%	1.45%	1.47%	2.00%

Ratio of net investment income (loss) to average net assets	(0.24	%)(B)	(0.28%)	0.22%	(0.62%)	(0.71%)	(0.80%)

Portfolio turnover rate	6	%(A)	3%	9%	1%	45%	30%

(A)	Not Annualized

(B)	Annualized

(C)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2009 (UNAUDITED)

1.      Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, no-load, open-end management investment company.  The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997.  The Trust has established two separate series:  the Westport Fund and the Westport Select Cap Fund (the “Funds”).  The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share.  Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies.  A small capitalization company has market capitalization of $2 billion or less at the time of the Fund’s initial investment.  Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation.  Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity.  In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares.  Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation.  The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income.  The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies.  A mid capitalization company has a market capitalization between $2 billion and $10 billion.  The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares:  Class R shares and Class I shares.  Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable.  The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.      Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time).  Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price.  Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees.  Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”.  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  The Funds adopted SFAS No. 157 effective July 1, 2008. SFAS No. 157 establishes a hierarchy that prioritizes the various inputs used in determining the value of a Fund’s investments.  The three broad levels of the hierarchy are described below:

•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2009:

Westport Select Cap Fund
		Level 2 -
		Other	Level 3 –
		Significant	Significant
	Level 1 -	Observable	Unobservable
	Quoted Prices	Inputs	Inputs		Total

Common Stocks
Aircraft Maintenance & Services	$4,678,928	$—	$—		$4,678,928
Banks & Thrifts	1,586,483	—	—		1,586,483
Business Products & Services	58,436,067	—	—		58,436,067
Capital Goods	19,127,208	—	—		19,127,208
Communications Equipment & Services	5,124,388	—	—		5,124,388
Consumer Products & Services	85,535,177	—	—		85,535,177
Engineering & Consulting	6,925,806	—	—		6,925,806
Health Care Products & Services	75,115,700	—	—		75,115,700
Industrial Services	123,794,360	—	—		123,794,360
Industrial Specialty Products	101,075,612	—	—		101,075,612
Insurance	64,784,339	—	—		64,784,339
Medical Products & Services	8,181,812	—	—		8,181,812
Oil & Gas Producers	38,404,925	—	—		38,404,925
Publishing	19,628,472	—	—		19,628,472
Real Estate & Construction	2,840,460	—	—		2,840,460
Security Products & Services	16,845,365				16,845,365
Convertible Preferred Stocks	—	—	443,950	^	443,950
Money Markets	27,027,712				27,027,712
Total	$659, 112,814	$—	$443,950		$659,556,764

^	The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of January 1, 2009	$1,611,700
Realized gain	—
Net purchases of investments	—
Net change in unrealized depreciation	(1,167,750)
Balance as of June 30, 2009	$443,950

Westport Fund
		Level 2 -
		Other	Level 3 –
		Significant	Significant
	Level 1 -	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Common Stocks
Banks & Thrifts	$7,207,491	$—	$—	$7,207,491
Broadcasting/Cable TV/Advertising	1,085,750	—	—	1,085,750
Business Products & Services	23,035,757	—	—	23,035,757
Capital Goods	3,806,400	—	—	3,806,400
Chemicals	18,970,625	—	—	18,970,625
Consumer Products & Services	13,550,425	—	—	13,550,425
Engineering & Consulting	2,117,920	—	—	2,117,920
Health Care Products & Services	9,562,683	—	—	9,562,683
Industrial Specialty Products	24,228,002	—	—	24,228,002
Insurance	7,974,150	—	—	7,974,150
Medical Products & Services	9,595,375	—	—	9,595,375
Miscellaneous	1,278,030	—	—	1,278,030
Oil & Gas Producers	21,355,480	—	—	21,355,480
Transportation	2,363,850	—	—	2,363,850
Money Markets	15,410,706	—	—	15,410,706
Total	$161,542,644	$—	$—	$161,542,644

The Funds did not hold any Level 2 securities during the period ended June 30, 2009.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). The provisions of SFAS 161 are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated the implications of SFAS 161 and has determined that SFAS 161 has no impact on the Funds’ financial statements.

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through August 21, 2009, the date which the financial statements were issued.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.  The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually.  Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date.  Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 became effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on either of the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tax character of distributions paid for the year ended December 31, 2008 is as follows:

	Westport
	Select Cap	Westport
	Fund	Fund
	For the Year	For the Year
	Ended	Ended
	Dec. 31,	Dec. 31,
	2008	2008

From ordinary income	$—	$8,175
From long-term capital gains	—	342,635
	$—	$350,810

As of December 31, 2008, the Westport Select Cap Fund had a capital loss carryforward of $904,831 which will expire in the year 2016. To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryforward.

As of December 31, 2008, the Westport Select Cap Fund had $4,745,868 of post-October losses, which were deferred until January 1, 2009 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

At June 30, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport
	Select Cap	Westport
	Fund	Fund
Gross Unrealized Appreciation	$233,185,952	$16,883,728
Gross Unrealized Depreciation	(100,667,238)	(26,844,939)
Total Accumulated Earnings/(Deficit)	$132,518,714	$(9,961,211)
Federal Income Tax Cost*	$527,038,050	$171,503,855

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

The following information is computed on a tax basis for each item for the year ended December 31, 2008:

	Westport
	Select Cap	Westport
	Fund	Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-term Gains	—	—
	$—	$—
Accumulated Capital and Other Losses	(5,650,699)	—
Unrealized Appreciation/Depreciation	82,828,827	(21,690,244)
Total Accumulated Earnings/(Deficit)	$77,178,128	$(21,690,244)

3.      Investment Transactions

For the period ended June 30, 2009, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $27,812,821 and $28,799,137, respectively, for the Westport Select Cap Fund, and $55,517,231 and $6,370,380, respectively, for the Westport Fund.

4.      Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement.  Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”).  The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2009.  The expense limitation agreement does not include recapture provisions.  No fees were waived by the Adviser for the six months ended June 30, 2009.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) services include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the SEC related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund.  Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders.  For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship.  For the period ended June 30, 2009, shareholder servicing fees of $213,751 and $46,732 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees.  For the period ended June 30, 2009, transfer agent servicing fees of $160,029 and $37,984 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $47,345 and $148 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the period ended June 30, 2009.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”).  Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares.  UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS.  The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES
Under the terms of the Compliance Services Agreement between the Trust and IFS Financial Services, Inc., (“IFS”), IFS provides the Chief Compliance Officer (CCO) to the Funds.  The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and its service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.       Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund

	For the Period	For the Year	For the Period	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2009	2008	2009	2008
CLASS R
Shares sold	3,759,471	9,477,651	3,823,061	6,974,815
Shares reinvested	—	—	—	19,965
Shares redeemed	(6,891,594)	(9,339,387)	(1,472,555)	(2,671,380)
Net increase (decrease) in shares outstanding	(3,132,123)	138,264	2,350,506	4,323,400
Shares outstanding, beginning of period	19,196,778	19,058,514	6,311,486	1,988,086
Shares outstanding, end of period	16,064,655	19,196,778	8,661,992	6,311,486

CLASS I
Shares sold	4,189,265	6,856,912	703,613	363,082
Shares reinvested	—	—	—	2,924
Shares redeemed	(3,483,184)	(6,543,520)	(234,881)	(31,038)
Net increase (decrease) in shares outstanding	706,081	313,392	468,732	334,968
Shares outstanding, beginning of period	21,581,565	21,268,173	1,123,544	788,576
Shares outstanding, end of period	22,287,646	21,581,565	1,592,276	1,123,544

6.      Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

THE WESTPORT FUNDS OTHER ITEMS JUNE 30, 2009 (UNAUDITED)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter.  Interested investors may request a copy of that information, without charge, by calling toll-free  1-888-593-7878.  In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the Securities and Exchange Commission (“Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter.  The complete listing on Form N-Q (i) is available on the Commission’s website at http://www.sec.gov; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds.  A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2009 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the Commission’s website at http://www.sec.gov.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs:  (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 through June 30, 2009).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses.  You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2009” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.  As a shareholder of the Westport Funds, you do not incur any transaction costs.

				Expenses Paid	Net Expense	Total Return
			Ending	During the Six	Ratio	Ended
		Beginning	Account Value	Months Ended	Annualized	Six Months
		Account Value	June 30,	June 30,	June 30,	June 30,
		January 1, 2009	2009	2009*	2009	2009

Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,080.30	$7.22	1.40%	8.03%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.06	$7.00	1.40%	1.81%
Class I	Actual	$1,000.00	$1,081.50	$6.03	1.17%	8.15%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.85	1.17%	1.92%

Westport Fund
Class R	Actual	$1,000.00	$1,079.10	$6.96	1.35%	7.91%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.31	$6.75	1.35%	1.83%
Class I	Actual	$1,000.00	$1,078.60	$6.54	1.27%	7.86%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,018.71	$6.35	1.27%	1.87%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (#of days in most recent fiscal half-year divided by # of days in current fiscal year (181/365) to reflect the one-half year period.

THIS PAGE INTENTIONALLY LEFT BLANK.

The Westport Funds
Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

Item 2. Code of Ethics.

Not required in semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4. Principal Accountant Fees and Services

Not required in semiannual report filing.

Item 5. Audit Committee of Listed Registrants.

Not required in semiannual report filing.

Item 6. Schedule of Investments.

The Schedule is included as part of The Westport Funds Semiannual Report filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and  procedures (as defined in Rule 30a-3(c) under the Investment Company Act of  1940), the registrant's principal executive officer and principal financial  officer have concluded that the registrant's disclosure controls and procedures  are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial  reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940)  that occurred during the second fiscal quarter of the period covered by this  report that have materially affected, or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a) (1) Not applicable in semiannual filing.

      (2) Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

      (3) Not applicable to open-end management investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the  Investment Company Act of 1940, the registrant has duly caused this report to be  signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Westport Funds

By	(Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the  Investment Company Act of 1940, this report has been signed below by the  following persons on behalf of the registrant and in the capacities and on the  dates indicated.

By	(Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 4, 2009

By	(Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:	September 4, 2009